UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 26, 2016
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UNITED TECHNOLOGIES CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	1-812	06-0570975
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10 Farm Springs Road
Farmington, Connecticut 06032
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code
(860) 728-7000

N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Other Events

 Item 7.01 Regulation FD Disclosure

On February 26, 2016, United Technologies Corporation posted a letter and presentation to its website. Copies of the letter and presentation are attached as Exhibit 99.1 and 99.2, respectively, and are incorporated herein by reference.

The information contained in this Current Report on Form 8-K is being furnished to the U.S. Securities and Exchange Commission and will not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

This Current Report on Form 8-K includes statements that constitute "forward-looking statements" under the securities laws. Forward-looking statements often contain words such as "believe," "expect," "plans," "project," "target," "will," "should," "see," "confident", "ensure" and similar terms. Forward-looking statements may include, among other things, statements regarding transactions involving Honeywell; the plans, strategies, and objectives of UTC for future operations; future and estimated sales, earnings, cash flow, charges, expenditures and share repurchases; anticipated growth in sales; new products and their entry into service; anticipated benefits of organizational changes; and other measures of financial or operational performance. There can be no assurance that any future events will occur as anticipated, if at all, or that actual results will be as expected. All forward-looking statements involve risks, uncertainties and assumptions that may cause actual results to differ materially from those expressed or implied in the forward-looking statements. The forward-looking statements speak only as of the date of this report and we undertake no obligation to update or revise any forward-looking statements as of a later date.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d)            Exhibits

Exhibit Number	Exhibit Description
99.1	Letter, dated February 26, 2016.
99.2	Presentation, dated February 26, 2016.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED TECHNOLOGIES CORPORATION
(Registrant)

Date: February 26, 2016	By:	/s/ Peter J. Graber-Lipperman
Peter J. Graber-Lipperman
Corporate Vice President, Secretary and Associate General Counsel

EXHIBIT INDEX

Exhibit Number	Exhibit Description
99.1	Letter, dated February 26, 2016.
99.2	Presentation, dated February 26, 2016.